Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Plastic2Oil, Inc. for the year ended December 31, 2015, I, Rahoul S. Banerjea, Chief Financial Officer of Plastic2Oil Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the year ended December 31, 2015, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the year ended December 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of Plastic2Oil, Inc.

Date: April 14, 2016	By:	/s/ Rahoul S. Banerjea
Rahoul S. Banerjea
Chief Financial Officer